Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William D. Davis, Chief Executive Officer of MD Technologies Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of MD Technologies Inc. on Form 10-KSB for the fiscal year ended December 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of MD Technologies Inc.

Date: March 22, 2004	/s/ William D. Davis

William D. Davis Chief Executive Officer